Exhibit 99.1

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of [•], 2017 (this “Agreement”), is made by and among FelCor Lodging Trust Incorporated, a Maryland corporation (the “Company”), FelCor Lodging Limited Partnership, a Delaware limited partnership (“Company LP” and, together with Parent, the “Company Parties”) and the undersigned shareholder (the “Shareholder) of RLJ Lodging Trust, a Maryland real estate investment trust (“Parent”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, the  Company Parties, Parent, RLJ Lodging Trust, L.P., a Delaware limited partnership (“Parent LP”), Rangers Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent LP (“REIT Merger Sub”), and Rangers Sub II, LP, a Delaware limited partnership and an indirect wholly owned subsidiary of Parent LP (“Partnership Merger Sub”) have entered into an Agreement and Plan of Merger (the “Merger Agreement”) which, among other things, provides for (i) the merger of the Company with and into REIT Merger Sub with REIT Merger Sub being the surviving entity (the “REIT Merger”) immediately after (ii) the merger of Partnership Merger Sub with and into Company LP, with Company LP continuing as the surviving entity and a wholly owned subsidiary of Parent LP (the “Partnership Merger” and, together with the Parent Merger, the “Mergers”);

WHEREAS, as a condition and an inducement to the Company Parties’ willingness to enter into the Merger Agreement, the  Company Parties have required that the Shareholder agrees, and the Shareholder has agreed to, enter into this Agreement with respect to (i) all common shares of beneficial interest, par value $0.01 per share, of Parent (the “Parent Common Shares”) and (ii) all limited partnership interests in Parent LP designated as a “Class A Unit” (the “Parent Partnership Units”) under the Parent Partnership Agreement, in each case that the Shareholder owns, if any, beneficially (as defined in Rule 13d-3 under the Exchange Act) or of record;

WHEREAS, the Shareholder is the beneficial or record owner, and has either sole or shared voting power over, such number of Parent Common Shares and Parent Partnership Units (the “Parent Units”), if any, as is indicated opposite the Shareholder’s name on Schedule A attached hereto; and

WHEREAS, the Company desires that the Shareholder agree, and the Shareholder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of its Subject Securities (as defined below), and to vote its Subject Securities in a manner so as to facilitate consummation of the Mergers.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.                                      Definitions.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.  When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

“Expiration Time” shall mean the earliest to occur of (i) the approval of the Parent Share Issuance at the Parent Shareholder Meeting, (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof or (iii) the termination of this Agreement by mutual written consent of the parties hereto.

“Permitted Transfer” shall mean, in each case, with respect to the Shareholder, so long as (i) such Transfer is in accordance with applicable Law and (ii) the Shareholder is and at all times has been in compliance with this Agreement, any Transfer of Subject Securities by the Shareholder (x) to an Affiliate of the Shareholder or (y) to any member of the Shareholder’s immediate family, or to a trust for the benefit of the Shareholder or any member of the Shareholder’s immediate family, so long as such Affiliate or other permitted transferee (if applicable), in connection with such Transfer, executes a joinder to this Agreement pursuant to which such Affiliate or other permitted transferee (if applicable) agrees to become a party to this Agreement and be subject to the restrictions applicable to the Shareholder and otherwise become a party for all purposes of this Agreement; provided, that no such Transfer shall relieve the transferring Shareholder from [his][her] obligations under this Agreement, other than with respect to the Parent Common Shares or the Parent Units transferred in accordance with the foregoing provision.

“Subject Securities” shall mean, collectively, the Parent Common Shares, the New Parent Shares, the Parent Units, and the New Parent Units.

“Transfer” shall mean (i) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), of any Subject Securities (or any security convertible or exchangeable into Subject Securities) or interest in any Subject Securities, including, without limitation, a redemption of the Parent Partnership Units for cash pursuant to the terms of the Parent Partnership Agreement, but excluding, for the avoidance of doubt, entry into this Agreement, or (ii) entering into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise.  For purposes of this Agreement, “capital stock” shall include interests in a limited partnership.

2.                                      Agreement to Retain the Parent Common Shares and the Parent Units.

2.1                               Transfer and Encumbrance of Subject Securities.  Other than a Permitted Transfer, hereafter until the Expiration Time, the Shareholder agrees, with respect to any Subject Securities beneficially owned by the Shareholder, not to (i) Transfer any such Subject Securities, or (ii) deposit any such Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Securities or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto.

2.2                               Additional Purchases.  The Shareholder agrees that any Parent Common Shares and other capital shares of Parent that the Shareholder purchases or otherwise acquires or with respect to which the Shareholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the “New Parent Shares”) and any Parent Partnership Units or other partnership interests of Parent LP that the Shareholder purchases or otherwise acquires or with respect to which the Shareholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the “New Parent Units”) shall, in each case, be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Parent Common Shares or the Parent Units, as applicable.

2.3                               Unpermitted Transfers.  Any Transfer or attempted Transfer of any Subject Securities in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio.  Notwithstanding the foregoing or any other provision in this Agreement to the contrary, to the extent any of the Parent Common Shares or the Parent Units held by the Shareholder subject to any Lien (as set forth on Schedule A hereto) become subject to foreclosure, forfeiture or other similar proceedings, thereby causing the Shareholder to be unable to comply with [his][her] obligations under this Agreement with respect to such securities, the Shareholder shall not be deemed to be in breach of this Agreement with respect to the Shareholder’s obligations with respect to such Parent Common Shares or Parent Units.

3.                                      Agreement to Vote and Approve.

3.1                               Parent Common Shares.  Hereafter until the Expiration Time, at every meeting of the shareholders of Parent called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of Parent with respect to any of the following matters, the Shareholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote 100% of the Parent Common Shares and any New Parent Shares owned by the Shareholder: (i) in favor of the Parent Share Issuance, and (ii) against (a) any Acquisition Proposal for Parent, (b) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (c) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

3.2                               Parent Units.  Hereafter until the Expiration Time, on every action or approval by written consent of the partners of Parent LP with respect to any of the following matters, whether contemplated now or at any time prior to the Expiration Time, and at every meeting of the partners of Parent LP called with respect to any of the following matters, and at every adjournment or postponement thereof, the Shareholder shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote the Parent Units and any New Parent Units: (i) in favor of the Partnership Merger; (ii) in favor of any amendment to the Parent Partnership Agreement proposed to facilitate the Partnership Merger or the other transactions contemplated by the Merger Agreement; and (iii) against (a) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Mergers set forth in Article VII of the Merger Agreement not being fulfilled, and (b) any action which could reasonably be expected to impede, interfere with, materially delay, materially postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement.

4.                                      Irrevocable Proxy.  By execution of this Agreement, the Shareholder does hereby appoint and constitute the Company, and any one or more other individuals designated by the Company, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), with full power of substitution and resubstitution, as the Shareholder’s true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of the Shareholder’s rights with respect to the Subject Securities beneficially owned by the Shareholder, to vote such Subject Securities solely with respect to the matters set forth in Section 3 hereof; provided, however, that the foregoing shall only be effective if the Shareholder fails to be counted as present, to consent or to vote the Shareholder’s Subject Securities, as applicable, in accordance with Section 3.  The Shareholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Time (at which time this proxy shall automatically be revoked) for all purposes and hereby revokes any proxy previously granted by the Shareholder with respect to its Subject Securities.  The Shareholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement.

5.                                      Representations and Warranties of the Shareholder.  The Shareholder hereby represents and warrants to the Company Parties as follows:

5.1                               Due Authority.  The Shareholder has the legal capacity and full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4 hereof.  This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable against [him][her] in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Laws affecting the enforcement of creditors’ rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at Law or in equity.

5.2                               Ownership of the Company Common Stock and the Company Units.  As of the date hereof, the Shareholder (i) is the beneficial or record owner of the Parent Common

Shares and the Parent Partnership Units indicated on Schedule A hereto opposite the Shareholder’s name, free and clear of any and all Liens, other than those created by this Agreement, as disclosed on Schedule A or as would not prevent the Shareholder from performing [his][her] obligations under this Agreement, and (ii) has either sole or shared voting power over all of the Parent Common Shares and the Parent Units beneficially owned by the Shareholder.  As of the date hereof, the Shareholder does not own, beneficially or of record, any capital stock or other securities of Parent or Parent LP other than the Parent Common Shares and the Parent Partnership Units set forth on Schedule A opposite the Shareholder’s name.  As of the date hereof, the Shareholder does not own, beneficially or of record, any rights to purchase or acquire any capital shares of Parent or Parent LP except as set forth on Schedule A opposite the Shareholder’s name.

5.3                               No Conflict; Consents.

(a)                                 The execution and delivery of this Agreement by the Shareholder do not, and the performance by the Shareholder of the obligations under this Agreement and the compliance by the Shareholder with any provisions hereof do not and will not: (i) conflict with or violate in any material respect any Laws applicable to the Shareholder, or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Parent Common Shares or the Parent Units beneficially owned by the Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Shareholder is a party or by which the Shareholder is bound.

(b)                                 No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Shareholder in connection with the execution and delivery of this Agreement or the consummation by the Shareholder of the transactions contemplated hereby.

5.4                               Absence of Litigation.  There is no Action pending against, or, to the knowledge of the Shareholder, threatened against or affecting, the Shareholder or any of its Affiliates or any of their respective properties or assets (including the Parent Common Shares and the Parent Units beneficially owned by the Shareholder) at Law or in equity that could reasonably be expected to impair or adversely affect the ability of the Shareholder to perform the Shareholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

5.5                               Ownership of Company Common Stock and Interests in Company LP.  As of the date hereof, the Shareholder does not own, beneficially or of record, any shares of Company Common Stock or any partnership interests in Company LP.

6.                                      Termination.  This Agreement shall terminate and shall have no further force or effect immediately following the Expiration Time.

7.                                      Notice of Certain Events.  The Shareholder shall notify the Company promptly of (a) any fact, event or circumstance that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of the Shareholder under this Agreement and (b) the receipt by the Shareholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 7 shall not limit or otherwise affect the remedies available to any party.

8.                                      Miscellaneous.

8.1                               Notices.  Any notice, request, claim, demand and other communications hereunder shall be in writing, shall be deemed to have been given (i) upon confirmation of successful transmission if sent by facsimile transmission or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail on any Business Day after 5:00 p.m. (Eastern time) shall be deemed to have been received at 9:00 a.m. (Eastern time) on the next Business Day), or (ii) upon receipt by the receiving party if sent by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), and shall be addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.1):

if to the Company Parties:

FelCor Lodging Trust Incorporated
125 E. John Carpenter Freeway

Suite 1600

Irving, TX 75062
Phone:                                                        (972) 444-4900
Fax:                                                                     (972) 444-4949
Attention:                                       Steven R. Goldman
Email:                                                          sgoldman@felcor.com

with a copy (which shall not constitute notice) to:

Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019
Phone:                                                        (212) 839-5300
Fax:                                                                     (212) 839-5399
Attention:                                         Michael Gordon
                                                                                                Gabriel Saltarelli
Email:                                                          mgordon@sidley.com
                                                                                                gsaltarelli@sidley.com

if to the Shareholder:

To the address for notice set forth on the last page hereof.

Or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

8.2                               Severability.  If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

8.3                               Binding Effect and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Parent and Parent LP shall be express third party beneficiaries of the agreements of the Shareholder contained in this Agreement.

8.4                               Amendments and Modification.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

8.5                               Entire Agreement.  This Agreement (including the exhibits, schedules, annexes and appendices hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

8.6                               Specific Performance.  The parties hereto agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions.  Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity.  Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity.  Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

8.7                               Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

8.8                               Governing Law.  This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of the Company, Company LP, or the Shareholder in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland.

8.9                               Consent to Jurisdiction.

(a)                                 Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the District of Maryland, for the purpose of any action, proceeding or counterclaim (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any state or federal court located in the State of Maryland.  Each of the parties hereto further consents to the assignment to the Business and Technology Case Management Program with regard to any proceeding in the courts of the State of Maryland.

(b)                                 Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 8.9 shall affect the right of any party to serve legal process in any other manner permitted by Law, (ii) consents to submit itself to the personal jurisdiction of any United States federal court located in the State of Maryland or any Maryland state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than any United States federal court located in the State of Maryland or any Maryland state court. Each of the Company, Company LP, and the Shareholder agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

8.10                        WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.  EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10.

8.11                        No Agreement Until Executed.  Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Merger Agreement is executed and delivered by all parties thereto, and (ii) this Agreement is executed and delivered by all parties hereto.

8.12                        Legal Representation.  This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

8.13                        Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Mergers are consummated.

8.14                        Action in Shareholder Capacity Only. No Person executing this Agreement (or designee or Representative of such Person) who has been, is or becomes during the term of this Agreement a director, trustee, officer or fiduciary of Parent shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director, trustee, officer or fiduciary of Parent.  The parties acknowledge and agree that this Agreement is entered into by the Shareholder solely in [his][her] capacity as the beneficial owner or record holder of Parent Common Shares or Parent Units and nothing in this Agreement shall restrict, limit or affect (or require the Shareholder to attempt to restrict, limit or affect) in any respect any actions taken by the Shareholder or its designees or Representatives who are a director, trustee, officer or fiduciary of Parent in [his][her] capacity as a director, trustee, officer or fiduciary of Parent. Neither the Shareholder nor any of [his][her] designees or Representatives shall have any liability under this Agreement as a result of any action or inaction by the Shareholder or [his][her] designees or Representatives acting in [his][her] capacity as an officer, trustee, director or fiduciary of Parent, it being understood that any action taken (or failure to take action) by the Shareholder or [his][her] designees or Representatives in such capacity to approve an Adverse Recommendation Change shall have no effect on the obligations of the Shareholder under this Agreement as the record holder or beneficial owner of Subject Securities if this Agreement has not been terminated in accordance with its terms.  For the avoidance of doubt, nothing in this Section 8.14 shall in any way modify, alter or amend any of the terms of the Merger Agreement.

8.15                        Documentation and Information.  The Shareholder consents to and authorizes the publication and disclosure by Parent and the Company of the Shareholder’s identity and holdings of the Parent Common Shares and the Parent Units, and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Mergers or any other transaction contemplated by the Merger Agreement. As promptly as practicable, the Shareholder shall notify the Company of any required corrections with respect to any written information supplied by the Shareholder specifically for use in any such disclosure document, if and to the extent the Shareholder becomes aware that any have become false or misleading in any material respect.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

FELCOR LODGING TRUST INCORPORATED,
a Maryland corporation

By:
Name:
Title:

FELCOR LODGING LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	FELCOR LODGING TRUST INCORPORATED,
its General Partner

By:
Name:
Title:

[Signature Page to Voting Agreement]

SHAREHOLDER:

[Name]

Shareholder’s Address for Notice:

[Signature Page to Voting Agreement]

Schedule A

Name	Parent Common Shares	Parent Units	Restricted Parent Common Shares (Unvested)
[Shareholder]